Lynda Kay Chandler (858) 550-6014 kchandler@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

March 31, 2011

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Jeffrey Riedler

Re:	Horizon Pharma, Inc.
Registration Statement on Form S-1 (File No. 333-168504)
Amendment No. 5

Dear Mr. Riedler:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended, on behalf of our client Horizon Pharma, Inc. (the “Company”), is Amendment No. 5 (“Amendment No. 5”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2010. The copy of Amendment No. 5 that is enclosed with the paper copy of this letter is marked to show changes from the Registration Statement as filed on November 5, 2010.

Amendment No. 5 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated November 19, 2010 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 5.

Staff Comments and Company Responses

General

1. We note that you have a pending confidential treatment request. Please be advised that we will not be in a position to consider a request for acceleration of effectiveness of the registration statement until we resolve all issues concerning the confidential treatment request.

Response: The Company acknowledges the Staff’s comment.

Summary, page 1

2. We note your response to prior comment 2 and your revised disclosure on page 89. Please revise your table on pages 2 and 78 to clarify that the Phase I trials for TRUNOC and HZN-602 have not yet commenced.

Response: The Company acknowledges the Staff’s comment and has revised the table on pages 2 and 77 of Amendment No. 5.

Business, page 77

BASF Sales Contract, page 92

3. Please revise your disclosure to include the date by which regulatory approval must be secured to avoid automatic termination of the agreement. The circumstances under which this agreement may terminate are material information.

Response: The Company acknowledges the Staff’s comment and has disclosed the date by which regulatory approval must be secured to avoid automatic termination of the agreement on page 92 of Amendment No. 5.

**********

The Company respectfully requests the Staff’s assistance in completing the review of Amendment No. 5 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 5 or this response letter to me at (858) 550-6014 or Sean M. Clayton, Esq. at (858) 550-6034.

Sincerely,

Cooley LLP

/s/ Lynda Kay Chandler

Lynda Kay Chandler, Esq.

cc:	Timothy P. Walbert, Horizon Pharma, Inc.
Robert J. De Vaere, Horizon Pharma, Inc.
Barbara L. Borden, Esq., Cooley LLP
Patrick J. Loofbourrow, Esq., Cooley LLP
Cheston J. Larson, Esq., Latham & Watkins LLP
Divakar Gupta, Esq., Latham & Watkins LLP
Matthew T. Bush, Esq., Latham & Watkins LLP

3